Exhibit 99.2

PHI Illustrative Cash Collateral Budget Reporting One Week Ended: May 24, 2019 Submitted as of May 31, 2019 Privileged and Confidential Page 1

DRAFT—Attorney Work Product—Subject to FRE 408 Disclaimer Limitations of Report This cash collateral budget of PHI, Inc. (“PHI” or the “Company”) and the related information contained herein has been prepared based upon financial and other data provided to FTI Consulting, Inc. (“FTI”) from the Company’s management, staff and advisors. FTI further relied on the assurance of management and staff of the Company and its advisors that they were unaware of any facts that would make the information provided to FTI by them incomplete or misleading. FTI has not subjected the information contained herein to an audit in accordance with generally accepted auditing or attestation standards or the Statement on Standards for Prospective Financial Information issued by the AICPA. Further, the work involved did not include a detailed review of any transactions, and cannot be expected to identify errors, irregularities or illegal acts, including fraud or defalcations that may exist. Accordingly, FTI cannot express an opinion or any other form of assurance on, and assumes no responsibility for, the accuracy or correctness of the historical information or the completeness and achievability of the projected financial data, information and assessments upon which the enclosed report (the “Report”) is presented. This Report contains certain non-GAAP financial measures. Use of these non-GAAP measures may differ from similar measures reported by other companies. Each of these non- GAAP measures has its limitations as an analytical tool, and the recipient should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Forward Looking Statements The forecasts and certain other statements in this Report constitute or may be deemed to constitute “Forward-Looking Statements”(as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such Forward-Looking Statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from any future results, performance or achievement stated or implied by such Forward- Looking Statements. Statements in this Report that are forward-looking are based on the Company’s current beliefs regarding a large number of factors affecting its business. Actual results may differ materially from expected results. The words “believe,” “expect,” “anticipate,” “intend”, “forecast”, and other similar expressions generally identify Forward- Looking Statements. You are cautioned not to place undue reliance on these Forward-Looking Statements, which only speak as of their dates. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of their likely impact, (ii) the publicly available information with respect to these factors on which the Company’s analysis is based is complete or accurate, (iii) the Company’s analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Forward-Looking Statements involve numerous risks and uncertainties, including those set forth in the Company’s filings under the Federal Securities Laws, that could cause actual results to differ materially from expected results. Limitations of Access and Distribution This Report contains information on the Company and is being provided on a strictly confidential basis. Distribution of this Report is prohibited without FTI’s written consent. By accepting a copy of this Report, each reader agrees to keep all information contained herein confidential and to not distribute this Report or any portion thereof to any other party. Each person that should obtain and read this Report agrees to the following terms: • The reader acknowledges that much of the information contained within this Report is non-public and should be considered confidential. • The reader agrees that he/she does not acquire any rights as a result of such access that it would not otherwise have had and acknowledges that FTI does not assume any duties or obligations to the reader in connection with such access. • The reader agrees to release FTI and its personnel from any claim by the reader that arises as a result of the reader having inappropriate and/or unlawful access to the Report. • FTI has no responsibility to update the Report for events or circumstances occurring after the date of the Report. • The information contained herein is not comprehensive, and the reader agrees to conduct their own independent investigation of the Company, including a review of the Company’s reports filed under the Federal Securities Laws. Privileged and Confidential Page 2

DRAFT - Attorney Work Product - Subject to FRE 408

PHI - One Week Variance to 5.17.19 Forecast (Prior Week Forecast)

1 Week Ended 05/24/19

(USD in 000's)	Actual	Forecast	Variance (F/U) $	Variance (F/U) %	Notes
Operating Receipts					
O&G	$ 1,926	$ 1,504	$ 422	28.1%	$402K Navail Air and $68K USN collected earlier than forecast
Air Medical	4,709	4,069	640	15.7%	IPM collections $600K higher than forecast
HNZ IC	1,677	1,677	(0)	(0.0%)	
Other	-	-	-	n.a.	
Total	**$ 8,312**	**$ 7,249**	**$ 1,063**	**14.7%**	
Operating Disbursements					
Payroll - O&G	$ -	$ -	$ -	n.a.	
Payroll - Air Medical	-	-	-	n.a.	
Payroll - Corporate	-	-	-	n.a.	
Payroll Taxes and Benefits	2,786	2,997	211	7.0%	
Severence	-	178	178	100.0%	Timing
Maintenance / Supplies	3,873	3,534	(339)	(9.6%)	Timing
Aircraft Leases	526	686	160	23.3%	Invoice not received for BoA lease
Fuel	475	589	114	19.3%	Timing
Tax	16	274	258	94.3%	Timing
Ordinary Course Prof. Fees	161	474	313	65.9%	Timing
Travel & Entertainment	73	151	77	51.4%	Timing
Insurance	-	83	83	100.0%	Timing
Information Technology	79	163	84	51.5%	Timing
Facilities Rent	4	194	190	98.0%	Timing
Logistics	257	119	(138)	n.m.	Timing
Utilities	7	22	15	67.0%	
IC Funding	45	161	116	72.3%	Forecast revised based on BU manager feedback
Other	357	229	(128)	(55.9%)	Timing
Total	**$ 8,660**	**$ 9,853**	**$ 1,193**	**12.1%**	
Operating Cash Flow	**$ (348)**	**$ (2,604)**	**$ 2,256**	**n.m.**	
Non-Bankruptcy Related					
Interest Payments	$ -	$ -	$ -	n.a.	
Other	-	-	-	n.a.	
Total	**$ -**	**$ -**	**$ -**	**n.a.**	
Bankruptcy Related					
Professional Fees	$ -	$ 1,976	$ 1,976	100.0%	Timing
Critical Vendors	44	435	391	89.9%	Timing
Other Prepetition AP Payments	15	131	116	88.9%	Timing
Utility Deposits	-	-	-	n.a.	
U.S. Trustee Fees	202	115	(87)	(75.0%)	Timing
KEIP / KERP	-	-	-	n.a.	
Exit Costs	-	-	-	n.a.	
Total	**$ 260**	**$ 2,656**	**$ 2,396**	**90.2%**	
Net Cash Flow	**$ (608)**	**$ (5,260)**	**$ 4,652**	**n.m.**	
Beginning Cash Collateral	$ 80,520	$ 80,520	$ -	0.0%	
Plus: Operating Receipts	4,165	2,311	1,854	80.2%	
Less: Release of Cash Collateral	(30,000)	(30,000)	-	n.m.	
Ending Cash Collateral	**$ 54,685**	**$ 52,831**	**$ 1,854**	**3.5%**	
Beginning Book Cash (ex. cash collateral)	$ 3,539	$ 3,539	$ -	0.0%	
Plus: Net Cash Flow	(4,773)	(7,571)	2,798	n.m.	
Plus: Release of Cash Collateral	30,000	30,000	-	0.0%	
Ending Book Cash (ex. cash collateral)	**$ 28,766**	**$ 25,968**	**$ 2,798**	**10.8%**	
Plus: Checks Outstanding	2,941	1,500	1,441	96.1%	
Ending Bank Cash (ex. cash collateral)	**$ 31,708**	**$ 27,468**	**$ 4,239**	**15.4%**	
Plus: Non-Debtor Cash	13,627	16,837	(3,210)	(19.1%)	Non-debtor cash held constant at 5.17.19 ending balance in forecast
Plus: Cash Collateral	54,685	52,831	1,854	3.5%	
Plus: Restricted Cash	20,059	20,059	-	0.0%	
Consolidated Ending Bank Cash	**$ 120,078**	**$ 117,195**	**$ 2,883**	**2.5%**	

Privileged and Confidential

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DRAFT - Attorney Work Product - Subject to FRE 408

PHI - Cumulative Variance to 3.15.19 Forecast

10 weeks through 05/24/19

(USD in 000's)	Actual	Forecast	Variance (F/U) $	Variance (F/U) %	Notes
Operating Receipts					
O&G	$ 46,200	$ 44,344	$ 1,856	4.2%	Higher than projected collections primarily driven by $1.3M Ghana; $1.3M Shell Pipeline
Air Medical	47,265	49,608	(2,343)	(4.7%)	Collections lower than forecast; Forecast has been revised
HNZ IC	5,228	3,000	2,228	74.3%	
Other	3,594	-	3,594	n.a.	Tax credits & Trinidad VAT reimbursement not included in forecast
Total	**$ 102,288**	**$ 96,953**	**$ 5,335**	**5.5%**	
Operating Disbursements					
Payroll - O&G	$ 7,716	$ 8,235	$ 519	6.3%	Actual run-rate lower due to Q1 RIF. Forecast has been adjusted reflect new run-rate
Payroll - Air Medical	15,272	15,150	(122)	(0.8%)	
Payroll - Corporate	2,925	3,530	605	17.1%	Actual run-rate lower due to Q1 RIF. Forecast has been adjusted reflect new run-rate
Payroll Taxes and Benefits	25,427	27,093	1,667	6.2%	Permanent; forecast adjusted
Severence	514	729	215	29.5%	Timing
Maintenance / Supplies	11,722	18,253	6,530	35.8%	Timing
Aircraft Leases	4,029	4,620	590	12.8%	Timing
Fuel	3,107	4,075	968	23.7%	Timing
Tax	383	4,251	3,868	91.0%	Forecast has been revised
Ordinary Course Prof. Fees	369	2,216	1,847	83.3%	Timing
Travel & Entertainment	2,002	1,581	(422)	(26.7%)	Timing
Insurance	1,537	822	(715)	(86.9%)	Timing
Information Technology	1,003	1,151	148	12.8%	
Facilities Rent	1,073	1,355	282	20.8%	
Logistics	340	687	347	50.5%	Timing
Utilities	131	214	83	38.7%	
IC Funding	750	2,519	1,769	70.2%	Permanent; forecast has been revised
Other	5,312	2,902	(2,410)	(83.0%)	Permanent; forecast has been revised
Total	**$ 83,614**	**$ 99,383**	**$ 15,769**	**15.9%**	
Operating Cash Flow	**$ 18,674**	**$ (2,430)**	**$ 21,104**	**n.m.**	
Non-Bankruptcy Related					
Interest Payments	$ -	$ 2,981	$ 2,981	100.0%	Original forecast assumed cash payment of Thirty Two LLC Term Loan interest which is now assumed to be PIK'd
Other	-	-	-	n.a.	
Total	**$ -**	**$ 2,981**	**$ 2,981**	**100.0%**	
Bankruptcy Related					
Professional Fees	$ 1,324	$ 7,500	$ 6,176	82.4%	Timing; forecast has been revised for higher estimates
Critical Vendors	3,922	6,500	2,578	39.7%	Timing
Other Prepetition AP Payments	1,916	-	(1,916)	n.a.	Prepetition AP payments asociated with other motions not originally forecast as separate line; forecast has been adjusted
Utility Deposits	248	198	(50)	(25.2%)	
U.S. Trustee Fees	204	-	(204)	n.a.	
KEIP / KERP	-	-	-	n.a.	
Exit Costs	-	-	-	n.a.	
Total	**$ 7,614**	**$ 14,198**	**$ 6,584**	**46.4%**	
Net Cash Flow	**$ 11,060**	**$ (19,609)**	**$ 30,669**	**n.m.**	
Beginning Cash Collateral	$ 8,244	$ 7,529	$ 715	9.5%	Reclass of 3.15.19 checks outstanding from Cash Collateral to Book Cash
Plus: Operating Receipts	76,441	25,143	51,297	204.0%	Original budget only assumed 3 weeks of receipts accumulating in the cash collateral balance
Less: Release of Cash Collateral	(30,000)	-	(30,000)	n.a.	
Ending Cash Collateral	**$ 54,685**	**$ 32,673**	**$ 22,012**	**67.4%**	
Beginning Book Cash (ex. cash collateral)	$ 64,147	$ 64,862	$ (715)	(1.1%)	Reclass of 3.15.19 checks outstanding from Cash Collateral to Book Cash
Plus: Net Cash Flow	(65,380)	(44,752)	(20,628)	n.m.	
Plus: Release of Cash Collateral	30,000	-	30,000	n.a.	
Ending Book Cash (ex. cash collateral)	**$ 28,766**	**$ 20,109**	**$ 8,657**	**43.0%**	
Plus: Checks Outstanding	2,941	1,000	1,941	194.1%	
Ending Bank Cash (ex. cash collateral)	**$ 31,708**	**$ 21,109**	**$ 10,598**	**50.2%**	
Plus: Non-Debtor Cash	13,627	12,689	938	7.4%	Non-debtor cash held constant at 3.15.19 ending balance in forecast
Plus: Cash Collateral	54,685	32,673	22,012	67.4%	
Plus: Restricted Cash	20,059	19,864	195	1.0%	$245K utility deposit offset by $50K release of cash in Whitney CD
Consolidated Ending Bank Cash	**$ 120,078**	**$ 86,335**	**$ 33,743**	**39.1%**	

Privileged and Confidential

Page 4

PHI—Summary Illustrative Cash Collateral Budget Assumptions A. The cash collateral budget is based on the Company’s most recent cash forecast contained in this package. B. The Company filed for Chapter 11 on March 14, 2019. No assumptions have been made as to when the Company will emerge from bankruptcy or the cash requirements to emerge. C. The forecast only captures debtor cash flows. Funding to non-debtor entities is captured in the IC Funding line. Customer has a net positive cash flow relationship. D. Thirty Two LLC Term Loan interest is being PIK’d. E. 5% reduction in receipts as a result of filing for bankruptcy. F. The cash collateral budget assumes that approximately $6.5 million of pre-petition AP is paid through a Critical Vendor Motion and $2.5 million of pre-petition AP is paid through other motions. G. No change in credit terms or credit limits post-petition. H. Debtor and UCC professional fees assume a 20% holdback on monthly fees. Outstanding holdbacks are projected to be paid following approval of interim fee applications. Assumes no holdback of fees for CRO. Expenses are not subject to the holdback. Success fees are assumed to be paid in week 26 of the cash collateral budget. I. 50% reduction in checks outstanding. Privileged and Confidential Page 5

New Cash Collateral Budget

DRAFT - Attorney Work Product - Subject to FRE 408

PHI - New Cash Collateral Forecast

Postpetition Week # *(USD in 000's)*	Week 11 Forecast 5/31/2019	Week 12 Forecast 6/7/2019	Week 13 Forecast 6/14/2019	Week 14 Forecast 6/21/2019	Week 15 Forecast 6/28/2019	Week 16 Forecast 7/5/2019	Week 17 Forecast 7/12/2019	Week 18 Forecast 7/19/2019	Week 19 Forecast 7/26/2019	Week 20 Forecast 8/2/2019	Week 21 Forecast 8/9/2019	Week 22 Forecast 8/16/2019	Week 23 Forecast 8/23/2019
Operating Receipts													
O&G	$ 8,498	$ 5,308	$ 5,505	$ 1,946	$ 7,020	$ 1,750	$ 4,702	$ 5,678	$ 4,834	$ 5,214	$ 5,239	$ 6,178	$ 5,180
Air Medical	5,478	5,401	5,086	5,147	6,423	6,666	6,677	6,694	6,015	5,081	5,081	5,063	4,930
HNZ IC	-	-	-	-	-	1,500	-	-	-	-	-	1,500	-
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	**$ 13,976**	**$ 10,709**	**$ 10,590**	**$ 7,093**	**$ 13,444**	**$ 9,916**	**$ 11,379**	**$ 12,372**	**$ 10,849**	**$ 10,295**	**$ 10,321**	**$ 12,740**	**$ 10,110**
Operating Disbursements													
Payroll - O&G	$ 1,561	$ -	$ 1,561	$ -	$ 1,561	$ -	$ 1,561	$ -	$ 1,561	$ -	$ 1,561	$ -	$ 1,561
Payroll - Air Medical	3,030	-	3,030	-	3,030	-	3,030	-	3,030	-	3,030	-	3,030
Payroll - Corporate	607	-	607	-	607	-	607	-	607	-	632	-	632
Payroll Taxes and Benefits	2,066	2,997	2,066	2,997	2,066	3,096	2,066	3,096	2,066	3,096	2,079	3,109	2,079
Severence	-	-	178	-	-	-	-	-	-	-	-	-	-
Maintenance / Supplies	3,791	3,476	3,768	3,710	3,445	3,858	4,409	4,409	4,409	4,174	3,452	3,452	3,452
Aircraft Leases	664	1,190	185	-	166	1,689	-	185	166	2,008	175	185	-
Fuel	589	534	606	606	606	606	467	467	467	467	428	428	466
Tax	274	274	210	210	223	223	223	223	223	223	180	180	180
Ordinary Course Prof. Fees	474	499	383	383	315	294	294	294	294	289	289	289	289
Travel & Entertainment	219	219	162	162	162	165	152	152	198	198	158	158	158
Insurance	198	-	-	58	-	705	-	58	-	747	-	58	-
Information Technology	165	165	165	137	208	208	208	208	160	160	160	160	128
Facilities Rent	226	196	155	155	155	153	153	153	153	184	184	184	121
Logistics	117	89	103	74	80	80	75	75	75	121	94	94	94
Utilities	22	22	30	46	46	46	46	35	35	35	35	28	28
IC Funding	186	186	186	186	186	230	186	186	186	202	156	156	156
Other	196	803	184	184	374	992	416	416	288	864	258	258	237
Total	**$ 14,387**	**$ 10,651**	**$ 13,578**	**$ 8,907**	**$ 13,229**	**$ 12,344**	**$ 13,894**	**$ 9,958**	**$ 13,919**	**$ 12,768**	**$ 12,870**	**$ 8,737**	**$ 12,609**
Operating Cash Flow	**$ (411)**	**$ 58**	**$ (2,988)**	**$ (1,814)**	**$ 215**	**$ (2,428)**	**$ (2,514)**	**$ 2,414**	**$ (3,070)**	**$ (2,473)**	**$ (2,550)**	**$ 4,003**	**$ (2,499)**
Non-Bankruptcy Related													
Interest Payments	$ -	$ -	$ 1,535	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	**$ -**	**$ -**	**$ 1,535**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Bankruptcy Related													
Professional Fees	$ 6,274	$ 1,830	$ 75	$ 4,241	$ -	$ 2,300	$ 307	$ 3,700	$ -	$ -	$ 5,435	$ 307	$ 3,700
Critical Vendors	432	432	432	432	-	-	-	-	-	-	-	-	-
Other Prepetition AP Payments	117	117	117	117	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-	-	-	-
U.S. Trustee Fees	-	-	-	-	-	750	-	-	-	-	-	-	-
KEIP / KERP	-	-	-	-	-	-	-	-	-	-	-	-	-
Exit Costs	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	**$ 6,823**	**$ 2,379**	**$ 624**	**$ 4,790**	**$ -**	**$ 3,050**	**$ 307**	**$ 3,700**	**$ -**	**$ -**	**$ 5,435**	**$ 307**	**$ 3,700**
Net Cash Flow	**$ (7,235)**	**$ (2,321)**	**$ (5,147)**	**$ (6,604)**	**$ 215**	**$ (5,478)**	**$ (2,821)**	**$ (1,286)**	**$ (3,070)**	**$ (2,473)**	**$ (7,985)**	**$ 3,696**	**$ (6,199)**
Beginning Cash Collateral	$ 54,685	$ 56,572	$ 58,422	$ 60,056	$ 61,610	$ 64,698	$ 65,771	$ 66,488	$ 67,206	$ 67,924	$ 68,345	$ 68,765	$ 69,186
Plus: Operating Receipts	13,976	10,709	10,590	7,093	13,444	9,916	11,379	12,372	10,849	10,295	10,321	12,740	10,110
Less: Collection of Postpetition AR	(12,088)	(8,859)	(8,956)	(5,539)	(10,355)	(8,843)	(10,662)	(11,654)	(10,131)	(9,874)	(9,900)	(12,320)	(9,689)
Less: Release of Cash Collateral	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Cash Collateral	**$ 56,572**	**$ 58,422**	**$ 60,056**	**$ 61,610**	**$ 64,698**	**$ 65,771**	**$ 66,488**	**$ 67,206**	**$ 67,924**	**$ 68,345**	**$ 68,765**	**$ 69,186**	**$ 69,606**
Beginning Book Cash (ex. cash collateral)	$ 28,766	$ 19,644	$ 15,474	$ 8,693	$ 534	$ (2,340)	$ (8,890)	$ (12,430)	$ (14,433)	$ (18,221)	$ (21,115)	$ (29,520)	$ (26,245)
Plus: Net Cash Flow	(9,122)	(4,171)	(6,781)	(8,158)	(2,874)	(6,551)	(3,539)	(2,004)	(3,788)	(2,894)	(8,405)	3,276	(6,620)
Plus: Release of Cash Collateral	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Book Cash (ex. cash collateral)	**19,644**	**15,474**	**8,693**	**534**	**(2,340)**	**(8,890)**	**(12,430)**	**(14,433)**	**(18,221)**	**(21,115)**	**(29,520)**	**(26,245)**	**(32,865)**
Plus: Checks Outstanding	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500
Ending Bank Cash (ex. cash collateral)	**21,144**	**16,974**	**10,193**	**2,034**	**(840)**	**(7,390)**	**(10,930)**	**(12,933)**	**(16,721)**	**(19,615)**	**(28,020)**	**(24,745)**	**(31,365)**
Plus: Non-Debtor Cash	13,627	13,627	13,627	13,627	13,627	13,627	13,627	13,627	13,627	13,627	13,627	13,627	13,627
Plus: Cash Collateral	56,572	58,422	60,056	61,610	64,698	65,771	66,488	67,206	67,924	68,345	68,765	69,186	69,606
Plus: Restricted Cash	20,059	20,059	20,059	20,059	20,059	20,059	20,059	20,059	20,059	20,059	20,059	20,059	20,059
Consolidated Ending Bank Cash	**$ 111,402**	**$ 109,081**	**$ 103,934**	**$ 97,330**	**$ 97,544**	**$ 92,066**	**$ 89,244**	**$ 87,958**	**$ 84,888**	**$ 82,415**	**$ 74,431**	**$ 78,127**	**$ 71,927**

Privileged and Confidential

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New Cash Collateral Budget DRAFT—Attorney Work Product—Subject to FRE 408 PHI—New Cash Collateral Forecast Postpetition Week # Week 24 Week 25 Week 26 Week 27 Week 28 Week 29 Week 30 Week 31 Week 32 Week 33 Week 34 Week 35 Week 36 Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast 26 Weeks (USD in 000’s) 8/30/2019 9/6/2019 9/13/2019 9/20/2019 9/27/2019 10/4/2019 10/11/2019 10/18/2019 10/25/2019 11/1/2019 11/8/2019 11/15/2019 11/22/2019 Total Operating Receipts O&G $ 5,152 $ 4,996 $ 5,946 $ 4,892 $ 4,623 $ 4,520 $ 4,703 $ 5,723 $ 4,811 $ 5,188 $ 5,238 $ 13,763 $ 5,182 $ 141,787 Air Medical 4,903 5,949 5,933 5,949 6,089 6,064 6,075 6,089 6,088 5,012 5,012 4,997 4,892 146,794 HNZ IC — — — 1,500 — — — 1,500 — — — 1,500 — 7,500 Other — — — — — — — — — — — — — - Total $ 10,055 $ 10,946 $ 11,880 $ 12,342 $ 10,712 $ 10,584 $ 10,777 $ 13,312 $ 10,899 $ 10,200 $ 10,249 $ 20,260 $ 10,073 $ 296,081 Operating Disbursements Payroll—O&G $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 20,294 Payroll—Air Medical — 3,030 — 3,030 — 3,030 — 3,030 — 3,030 — 3,030 — 39,391 Payroll—Corporate — 632 — 632 — 632 — 632 — 632 — 632 — 8,095 Payroll Taxes and Benefits 3,109 2,079 3,109 2,079 3,109 2,079 3,109 2,079 3,109 2,079 3,109 2,079 3,109 67,113 Severence — — — — — — — — — — — — — 178 Maintenance / Supplies 2,924 2,628 2,628 2,628 2,556 2,594 2,700 2,700 2,700 2,654 2,607 2,607 2,607 84,333 Aircraft Leases 321 1,534 — 185 166 1,513 175 185 — 1,679 670 185 — 13,223 Fuel 411 411 474 474 474 474 465 465 465 465 369 369 369 12,420 Tax 180 180 180 180 180 180 180 180 180 180 180 180 180 5,186 Ordinary Course Prof. Fees 289 289 334 334 334 230 230 230 230 230 230 230 230 7,806 Travel & Entertainment 158 158 201 201 201 201 197 197 197 197 156 156 156 4,639 Insurance — 783 — 58 — 782 — 58 — 778 — 58 — 4,341 Information Technology 128 128 128 128 163 163 163 163 160 160 160 160 127 4,161 Facilities Rent 121 151 151 151 151 146 146 146 146 115 115 115 115 3,938 Logistics 94 75 75 75 75 75 95 95 95 95 93 93 93 2,299 Utilities 28 28 28 36 36 36 36 35 35 35 35 28 28 877 IC Funding 156 194 150 150 150 200 150 150 186 236 186 7,697 186 12,185 Other 237 777 201 201 228 871 228 228 220 862 322 322 234 10,400 Total $ 8,154 $ 14,637 $ 7,659 $ 12,102 $ 7,822 $ 14,766 $ 7,873 $ 12,134 $ 7,722 $ 14,988 $ 8,232 $ 19,502 $ 7,434 $ 300,878 Operating Cash Flow $ 1,900 $ (3,691) $ 4,221 $ 240 $ 2,890 $ (4,183) $ 2,904 $ 1,178 $ 3,177 $ (4,788) $ 2,017 $ 757 $ 2,640 $ (4,798) Non-Bankruptcy Related Interest Payments $ —$ —$ 1,529 $ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ 3,065 Other — — — — — — — — — — — — — - Total $ —$ —$ 1,529 $ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ 3,065 Bankruptcy Related Professional Fees $ —$ 1,930 $ 307 $ 3,700 $ —$ —$ 1,710 $ 307 $ 3,700 $ —$ 1,710 $ 307 $ 23,267 $ 65,107 Critical Vendors — — — — — — — — — — — — — 1,727 Other Prepetition AP Payments — — — — — — — — — — — — — 469 Utility Deposits — — — — — — — — — — — — — -U.S. Trustee Fees — — — — — — 750 — — — — — — 1,500 KEIP / KERP — — — — — — — — — — — — 8,049 8,049 Exit Costs — — — — — — — — — — — — — - Total $ —$ 1,930 $ 307 $ 3,700 $ —$ —$ 2,460 $ 307 $ 3,700 $ —$ 1,710 $ 307 $ 31,316 $ 76,852 Net Cash Flow $ 1,900 $ (5,621) $ 2,385 $ (3,460) $ 2,890 $ (4,183) $ 444 $ 871 $ (523) $ (4,788) $ 307 $ 450 $ (28,676) $ (84,714) Beginning Cash Collateral $ 69,606 $ 70,027 $ 70,429 $ 70,831 $ 71,233 $ 71,635 $ 71,950 $ 72,266 $ 72,581 $ 72,896 $ 73,100 $ 73,304 $ 73,507 $ 54,685 Plus: Operating Receipts 10,055 10,946 11,880 12,342 10,712 10,584 10,777 13,312 10,899 10,200 10,249 20,260 10,073 296,081 Less: Collection of Postpetition AR (9,634) (10,543) (11,477) (11,940) (10,310) (10,269) (10,462) (12,997) (10,584) (9,996) (10,046) (20,056) (9,869) (277,054) Less: Release of Cash Collateral — — — — — — — — — — — — — - Ending Cash Collateral $ 70,027 $ 70,429 $ 70,831 $ 71,233 $ 71,635 $ 71,950 $ 72,266 $ 72,581 $ 72,896 $ 73,100 $ 73,304 $ 73,507 $ 73,711 $ 73,711 Beginning Book Cash (ex. cash collateral) $ (32,865) $ (31,385) $ (37,408) $ (35,426) $ (39,288) $ (36,801) $ (41,299) $ (41,170) $ (40,614) $ (41,452) $ (46,444) $ (46,340) $ (46,094) $ 28,766 Plus: Net Cash Flow 1,480 (6,024) 1,983 (3,863) 2,487 (4,498) 129 556 (839) (4,992) 104 247 (28,880) (103,740) Plus: Release of Cash Collateral — — — — — — — — — — — — — - Ending Book Cash (ex. cash collateral) (31,385) (37,408) (35,426) (39,288) (36,801) (41,299) (41,170) (40,614) (41,452) (46,444) (46,340) (46,094) (74,974) (74,974) Plus: Checks Outstanding 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 Ending Bank Cash (ex. cash collateral) (29,885) (35,908) (33,926) (37,788) (35,301) (39,799) (39,670) (39,114) (39,952) (44,944) (44,840) (44,594) (73,474) (73,474) Plus: Non-Debtor Cash 13,627 13,627 13,627 13,627 13,627 13,627 13,627 13,627 13,627 13,627 13,627 13,627 13,627 13,627 Plus: Cash Collateral 70,027 70,429 70,831 71,233 71,635 71,950 72,266 72,581 72,896 73,100 73,304 73,507 73,711 73,711 Plus: Restricted Cash 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 Consolidated Ending Bank Cash $ 73,828 $ 68,206 $ 70,591 $ 67,131 $ 70,020 $ 65,838 $ 66,281 $ 67,153 $ 66,629 $ 61,841 $ 62,149 $ 62,599 $ 33,923 $ 33,923 Privileged and Confidential Page 7

5.17.19 Cash Collateral Budget DRAFT—Attorney Work Product—Subject to FRE 408 PHI—5.17.19 Cash Collateral Forecast Postpetition Week # Week 10 Week 11 Week 12 Week 13 Week 14 Week 15 Week 16 Week 17 Week 18 Week 19 Week 20 Week 21 Week 22 Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast (USD in 000’s) 5/24/2019 5/31/2019 6/7/2019 6/14/2019 6/21/2019 6/28/2019 7/5/2019 7/12/2019 7/19/2019 7/26/2019 8/2/2019 8/9/2019 8/16/2019 Operating Receipts O&G $ 1,504 $ 8,532 $ 5,268 $ 5,465 $ 1,906 $ 4,599 $ 4,527 $ 4,702 $ 5,678 $ 4,834 $ 5,214 $ 5,239 $ 6,178 Air Medical 4,069 5,442 5,365 5,050 5,608 6,423 6,666 6,677 6,694 6,015 5,081 5,081 5,063 HNZ IC 1,677 — — — — — 1,500 — — — — — 1,500 Other — — — — — — — — — — — — - Total $ 7,249 $ 13,974 $ 10,633 $ 10,515 $ 7,513 $ 11,022 $ 12,693 $ 11,379 $ 12,372 $ 10,849 $ 10,295 $ 10,321 $ 12,740 Operating Disbursements Payroll—O&G $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ -Payroll—Air Medical — 3,030 — 3,030 — 3,030 — 3,030 — 3,030 — 3,030 -Payroll—Corporate — 607 — 607 — 607 — 607 — 607 — 632 -Payroll Taxes and Benefits 2,997 2,066 2,997 2,066 2,997 2,066 3,096 2,066 3,096 2,066 3,096 2,079 3,109 Severence 178 — — — — — — — — — — — -Maintenance / Supplies 3,534 4,114 3,459 3,751 4,252 3,445 3,858 4,409 4,409 4,409 4,174 3,452 3,452 Aircraft Leases 686 664 1,190 185 — 166 1,689 — 185 166 2,008 175 185 Fuel 589 589 534 606 606 606 606 467 467 467 467 428 428 Tax 274 274 274 210 210 180 180 180 180 180 180 180 180 Ordinary Course Prof. Fees 474 474 499 383 383 315 294 294 294 294 289 289 289 Travel & Entertainment 151 219 219 136 136 136 165 152 152 198 198 158 158 Insurance 83 115 — — 58 — 705 — 58 — 747 — 58 Information Technology 163 137 137 137 137 208 208 208 208 160 160 160 160 Facilities Rent 194 226 196 155 155 155 153 153 153 153 121 121 121 Logistics 119 117 89 103 80 80 80 121 121 121 121 94 94 Utilities 22 22 22 30 46 46 46 46 35 35 35 35 28 IC Funding 161 231 186 186 186 186 230 186 186 186 202 156 156 Other 229 196 803 227 227 416 992 416 416 288 864 258 258 Total $ 9,853 $ 14,643 $ 10,606 $ 13,373 $ 9,473 $ 13,203 $ 12,301 $ 13,897 $ 9,961 $ 13,922 $ 12,661 $ 12,807 $ 8,674 Operating Cash Flow $ (2,604) $ (668) $ 27 $ (2,859) $ (1,959) $ (2,181) $ 392 $ (2,518) $ 2,411 $ (3,073) $ (2,367) $ (2,486) $ 4,067 Non-Bankruptcy Related Interest Payments $ —$ —$ —$ 1,535 $ —$ —$ —$ —$ —$ —$ —$ —$ -Other — — — — — — — — — — — — - Total $ —$ —$ —$ 1,535 $ —$ —$ —$ —$ —$ —$ —$ —$ - Bankruptcy Related Professional Fees $ 1,976 $ 677 $ 3,830 $ 2,237 $ —$ —$ 4,020 $ 2,407 $ —$ —$ 3,700 $ 3,252 $ 2,507 Critical Vendors 435 435 435 435 — — — — — — — — -Other Prepetition AP Payments 131 131 131 131 — — — — — — — — -Utility Deposits — — — — — — — — — — — — -U.S. Trustee Fees 115 — — — — — — 750 — — — — -KEIP / KERP — — — — — — — — — — — — -Exit Costs — — — — — — — — — — — — - Total $ 2,656 $ 1,242 $ 4,395 $ 2,803 $ —$ —$ 4,020 $ 3,157 $ —$ —$ 3,700 $ 3,252 $ 2,507 Net Cash Flow $ (5,260) $ (1,911) $ (4,369) $ (7,196) $ (1,959) $ (2,181) $ (3,628) $ (5,675) $ 2,411 $ (3,073) $ (6,067) $ (5,739) $ 1,560 Beginning Cash Collateral $ 80,520 $ 52,831 $ 58,770 $ 59,835 $ 59,923 $ 57,983 $ 59,031 $ 59,748 $ 60,466 $ 61,184 $ 61,902 $ 62,322 $ 62,743 Plus: Operating Receipts 7,249 13,974 10,633 10,515 7,513 11,022 12,693 11,379 12,372 10,849 10,295 10,321 12,740 Less: Collection of Postpetition AR (4,938) (8,036) (9,567) (10,428) (9,453) (9,975) (11,975) (10,662) (11,654) (10,131) (9,874) (9,900) (12,320) Less: Release of Cash Collateral (30,000) — — — — — — — — — — — - Ending Cash Collateral $ 52,831 $ 58,770 $ 59,835 $ 59,923 $ 57,983 $ 59,031 $ 59,748 $ 60,466 $ 61,184 $ 61,902 $ 62,322 $ 62,743 $ 63,164 Beginning Book Cash (ex. cash collateral) $ 3,539 $ 25,968 $ 18,119 $ 12,685 $ 5,401 $ 5,381 $ 2,153 $ (2,193) $ (8,586) $ (6,892) $ (10,684) $ (17,171) $ (23,330) Plus: Net Cash Flow (7,571) (7,849) (5,435) (7,284) (20) (3,228) (4,346) (6,392) 1,693 (3,791) (6,487) (6,159) 1,139 Plus: Release of Cash Collateral 30,000 — — — — — — — — — — — - Ending Book Cash (ex. cash collateral) 25,968 18,119 12,685 5,401 5,381 2,153 (2,193) (8,586) (6,892) (10,684) (17,171) (23,330) (22,191) Plus: Checks Outstanding 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 Ending Bank Cash (ex. cash collateral) 27,468 19,619 14,185 6,901 6,881 3,653 (693) (7,086) (5,392) (9,184) (15,671) (21,830) (20,691) Plus: Non-Debtor Cash 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 Plus: Cash Collateral 52,831 58,770 59,835 59,923 57,983 59,031 59,748 60,466 61,184 61,902 62,322 62,743 63,164 Plus: Restricted Cash 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 Consolidated Ending Bank Cash $ 117,195 $ 115,285 $ 110,916 $ 103,719 $ 101,760 $ 99,579 $ 95,951 $ 90,276 $ 92,687 $ 89,614 $ 83,547 $ 77,809 $ 79,368 Privileged and Confidential Page 8

5.17.19 Cash Collateral Budget DRAFT—Attorney Work Product—Subject to FRE 408 PHI—5.17.19 Cash Collateral Forecast Postpetition Week # Week 23 Week 24 Week 25 Week 26 Week 27 Week 28 Week 29 Week 30 Week 31 Week 32 Week 33 Week 34 Week 35 Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast 26 Weeks (USD in 000’s) 8/23/2019 8/30/2019 9/6/2019 9/13/2019 9/20/2019 9/27/2019 10/4/2019 10/11/2019 10/18/2019 10/25/2019 11/1/2019 11/8/2019 11/15/2019 Total Operating Receipts O&G $                5,180 $                5,152 $                4,996 $                5,946 $                4,892 $ 4,623 $ 4,520 $ 4,703 $ 5,723 $ 4,811 $ 5,188 $ 5,238 $    13,763 $    138,379 Air Medical 4,930 4,903 5,949 5,933 5,949 6,089 6,064 6,075 6,089 6,088 5,012 5,012 4,997    146,324 HNZ IC — — — — 1,500 — — — 1,500 — — — 1,500 9,177 Other — — — — — — — — — — — — — - Total $    10,110 $    10,055 $    10,946 $    11,880 $    12,342 $    10,712 $    10,584 $    10,777 $    13,312 $    10,899 $    10,200 $    10,249 $    20,260 $    293,881 Operating Disbursements Payroll—O&G $ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $ —$ 1,561 $    20,294 Payroll—Air Medical 3,030 — 3,030 — 3,030 — 3,030 — 3,030 — 3,030 — 3,030 39,391 Payroll—Corporate 632 — 632 — 632 — 632 — 632 — 632 — 632 8,095 Payroll Taxes and Benefits 2,079 3,109 2,079 3,109 2,079 3,109 2,079 3,109 2,079 3,109 2,079 3,109 2,079 67,001 Severence — — — — — — — — — — — — — 178 Maintenance / Supplies 3,452 2,924 2,628 2,628 2,628 2,556 2,594 2,700 2,700 2,700 2,654 2,607 2,607 86,093 Aircraft Leases — 321 1,534 — 185 166 1,513 175 185 — 1,679 670 185 13,909 Fuel 428 373 373 474 474 474 474 465 465 465 465 369 369 12,526 Tax 180 180 180 180 180 180 180 180 180 180 180 180 180 5,021 Ordinary Course Prof. Fees 289 289 289 230 230 230 230 230 230 230 230 230 230 7,737 Travel & Entertainment 158 158 158 201 201 201 201 197 197 197 197 156 156 4,556 Insurance — — 783 — 58 — 782 — 58 — 778 — 58 4,341 Information Technology 128 128 128 128 128 163 163 163 163 160 160 160 160 4,113 Facilities Rent 121 121 151 151 151 151 146 146 146 146 115 115 115 3,828 Logistics 94 94 75 75 75 75 75 95 95 95 95 93 93 2,470 Utilities 28 28 28 28 36 36 36 36 35 35 35 35 28 872 IC Funding 156 156 194 150 150 150 200 150 150 186 236 186 7,697 12,204 Other 237 237 777 201 201 228 871 228 228 220 862 322 322 10,523 Total $    12,571 $ 8,116 $    14,599 $ 7,554 $    11,998 $ 7,718 $    14,766 $ 7,873 $    12,134 $ 7,722 $    14,988 $ 8,232 $    19,502 $    303,150 Operating Cash Flow $    (2,461) $ 1,938 $    (3,653) $ 4,325 $ 344 $ 2,994 $    (4,183) $ 2,904 $ 1,178 $ 3,177 $    (4,788) $ 2,017 $ 757 $    (9,269) Non-Bankruptcy Related Interest Payments $ —$ —$ —$ 1,529 $ —$ —$ —$ —$ —$ —$ —$ —$ —$ 3,065 Other — — — — — — — — — — — — — - Total $ —$ —$ —$ 1,529 $ —$ —$ —$ —$ —$ —$ —$ —$ —$ 3,065 Bankruptcy Related Professional Fees $ —$ —$ 3,700 $ 2,237 $ —$ —$ 3,700 $ —$ 2,017 $ —$ —$ 3,700 $    23,765 $    63,725 Critical Vendors — — — — — — — — — — — — — 1,738 Other Prepetition AP Payments — — — — — — — — — — — — — 523 Utility Deposits — — — — — — — — — — — — — -U.S. Trustee Fees — — — — — — — — 750 — — — — 1,615 KEIP / KERP — — — — — — — — — — — — 8,049 8,049 Exit Costs — — — — — — — — — — — — — - Total $ —$ —$ 3,700 $ 2,237 $ —$ —$ 3,700 $ —$ 2,767 $ —$ —$ 3,700 $    31,814 $    75,651 Net Cash Flow $    (2,461) $ 1,938 $    (7,353) $ 559 $ 344 $ 2,994 $    (7,883) $ 2,904 $    (1,589) $ 3,177 $    (4,788) $    (1,683) $    (31,056) $    (87,985) Beginning Cash Collateral $    63,164 $    63,584 $    64,005 $    64,407 $    64,809 $    65,211 $    65,613 $    65,928 $    66,244 $    66,559 $    66,874 $    67,078 $    67,282 $    80,520 Plus: Operating Receipts 10,110 10,055 10,946 11,880 12,342 10,712 10,584 10,777 13,312 10,899 10,200 10,249 20,260    293,881 Less: Collection of Postpetition AR (9,689) (9,634)    (10,543)    (11,477)    (11,940)    (10,310)    (10,269)    (10,462)    (12,997)     (10,584) (9,996)    (10,046)    (20,056)    (276,916) Less: Release of Cash Collateral — — — — — — — — — — — — —    (30,000) Ending Cash Collateral $    63,584 $    64,005 $    64,407 $    64,809 $    65,211 $    65,613 $    65,928 $    66,244 $    66,559 $    66,874 $    67,078 $    67,282 $    67,485 $    67,485 Beginning Book Cash (ex. cash collateral) $ (22,191) $ (25,073) $ (23,555) $ (31,311) $ (31,154) $ (31,212) $ (28,621) $ (36,819) $ (34,230) $ (36,134) $ (33,272) $ (38,264) $ (40,150) $ 3,539 Plus: Net Cash Flow (2,882) 1,518 (7,756) 157 (58) 2,592 (8,198) 2,589 (1,904) 2,861 (4,992) (1,886)    (31,260)    (104,950) Plus: Release of Cash Collateral — — — — — — — — — — — — — 30,000 Ending Book Cash (ex. cash collateral)    (25,073)    (23,555)    (31,311)    (31,154)    (31,212)    (28,621)    (36,819)     (34,230)    (36,134)
    (33,272)    (38,264)    (40,150)    (71,411)    (71,411) Plus: Checks Outstanding 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 1,500 Ending Bank Cash (ex. cash collateral)    (23,573)    (22,055)    (29,811)    (29,654)    (29,712)    (27,121)    (35,319)     (32,730)    (34,634)
    (31,772)    (36,764)    (38,650)    (69,911)    (69,911) Plus: Non-Debtor Cash 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 16,837 Plus: Cash Collateral 63,584 64,005 64,407 64,809 65,211 65,613 65,928 66,244 66,559 66,874 67,078 67,282 67,485 67,485 Plus: Restricted Cash 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 20,059 Consolidated Ending Bank Cash $    76,907 $    78,845 $    71,492 $    72,051 $    72,394 $    75,388 $    67,505 $    70,409 $    68,821 $    71,997 $    67,209 $    65,527 $    34,470 $    34,470 Privileged and Confidential Page 9

Forecast Variances DRAFT—Attorney Work Product—Subject to FRE 408 PHI—5.24.19 to 5.17.19 Variance Postpetition Week # Week 10 Week 11 Week 12 Week 13 Week 14 Week 15 Week 16 Week 17 Week 18 Week 19 Week 20 Week 21 Week 22 Actual Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast (USD in 000’s) 5/24/2019 5/31/2019 6/7/2019 6/14/2019 6/21/2019 6/28/2019 7/5/2019 7/12/2019 7/19/2019 7/26/2019 8/2/2019 8/9/2019 8/16/2019 Operating Receipts O&G $ 422 $ (35) $ 40 $ 40 $ 40 $ 2,422 $    (2,777) $ —$ —$ —$ —$ —$ -Air Medical 640 36 36 36 (461) — — — — — — — -HNZ IC (0) — — — — — — — — — — — -Other — — — — — — — — — — — — - Total $ 1,063 $ 1 $ 76 $ 76 $ (421) $ 2,422 $    (2,777) $ —$ —$ —$ —$ —$ - Operating Disbursements Payroll—O&G $ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ -Payroll—Air Medical — — — — — — — — — — — — -Payroll—Corporate — — — — — — — — — — — — -Payroll Taxes and Benefits (211) — — — — — — — — — — — -Severence (178) — — 178 — — — — — — — — -Maintenance / Supplies 339 (323) 16 16 (542) — — — — — — — -Aircraft Leases (160) — — — — — — — — — — — -Fuel (114) — — — — — — — — — — — -Tax (258) — — — — 43 43 43 43 43 43 — -Ordinary Course Prof. Fees (313) — — — — — — — — — — — -Travel & Entertainment (77) — — 26 26 26 — — — — — — -Insurance (83) 83 — — — — — — — — — — -Information Technology (84) 28 28 28 — — — — — — — — -Facilities Rent (190) — — — — — — — — — 63 63 63 Logistics 138 — — — (7) — — (46) (46) (46) — — -Utilities (15) — — — — — — — — — — — -IC Funding (116) (44) — — — — — — — — — — -Other 128 — — (43) (43) (43) — — — — — — - Total $    (1,193) $ (256) $ 44 $ 205 $ (566) $ 26 $ 43 $ (3) $ (3) $ (3) $ 106 $ 63 $ 63 Operating Cash Flow $ 2,256 $ 257 $ 31 $ (130) $ 145 $ 2,396 $    (2,820) $ 3 $ 3 $ 3 $ (106) $ (63) $ (63) Non-Bankruptcy Related Interest Payments $ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ -Other — — — — — — — — — — — — - Total $ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ —$ - Bankruptcy Related Professional Fees $    (1,976) $ 5,598 $    (2,000) $    (2,162) $ 4,241 $ —$    (1,720) $    (2,100) $ 3,700 $ —$    (3,700) $ 2,182 $    (2,200) Critical Vendors (391) (3) (3) (3) 432 — — — — — — — -Other Prepetition AP Payments (116) (14) (14) (14) 117 — — — — — — — -Utility Deposits — — — — — — — — — — — — -U.S. Trustee Fees 87 — — — — — 750 (750) — — — — -KEIP / KERP — — — — — — — — — — — — -Exit Costs — — — — — — — — — — — — - Total $    (2,396) $ 5,581 $    (2,016) $    (2,179) $ 4,790 $ —$ (970) $    (2,850) $ 3,700 $ —$    (3,700) $ 2,182 $    (2,200) Net Cash Flow $ 4,652 $    (5,324) $ 2,048 $ 2,049 $    (4,645) $ 2,396 $    (1,850) $ 2,853 $    (3,697) $ 3 $ 3,594 $    (2,246) $ 2,137 Beginning Cash Collateral $ —$ 6,001 $ 1,950 $ 2,734 $ 4,281 $ 7,774 $ 9,815 $    10,170 $    10,170 $    10,170 $    10,170 $    10,170 $    10,170 Plus: Operating Receipts 6,001 (4,051) 784 1,547 3,493 2,041 354 — — — — — -Less: Release of Cash Collateral — — — — — — — — — — — — - Ending Cash Collateral $ 6,001 $ 1,950 $ 2,734 $ 4,281 $ 7,774 $ 9,815 $    10,170 $    10,170 $    10,170 $    10,170 $    10,170 $    10,170 $    10,170 Beginning Book Cash (ex. cash collateral) $ —$ 2,798 $ 1,525 $ 2,789 $ 3,291 $    (4,847) $    (4,493) $    (6,697) $    (3,844) $    (7,541) $    (7,538) $    (3,944) $    (6,190) Plus: Net Cash Flow 2,798 (1,273) 1,264 502 (8,138) 354 (2,205) 2,853 (3,697) 3 3,594 (2,246) 2,137 Plus: Release of Cash Collateral — — — — — — — — — — — — - Ending Book Cash (ex. cash collateral) 2,798 1,525 2,789 3,291 (4,847) (4,493) (6,697) (3,844) (7,541) (7,538) (3,944) (6,190) (4,053) Plus: Checks Outstanding 1,441 — — — — — — — — — — — - Ending Bank Cash (ex. cash collateral) 4,239 1,525 2,789 3,291 (4,847) (4,493) (6,697) (3,844) (7,541) (7,538) (3,944) (6,190) (4,053) Plus: Non-Debtor Cash (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) (3,210) Plus: Cash Collateral 1,854 (2,197) (1,414) 133 3,627 5,668 6,022 6,022 6,022 6,022 6,022 6,022 6,022 Plus: Restricted Cash — — — — — — — — — — — — - Consolidated Ending Bank Cash $ 2,883 $    (3,882) $    (1,835) $ 215 $    (4,430) $    (2,035) $    (3,885) $    (1,032) $    (4,729) $    (4,726) $    (1,132) $    (3,378) $    (1,241) Privileged and Confidential Page 10

Forecast Variances

DRAFT - Attorney Work Product - Subject to FRE 408

PHI - 5.24.19 to 5.17.19 Variance

Postpetition Week # *(USD in 000's)*	Week 23 Forecast 8/23/2019	Week 24 Forecast 8/30/2019	Week 25 Forecast 9/6/2019	Week 26 Forecast 9/13/2019	Week 27 Forecast 9/20/2019	Week 28 Forecast 9/27/2019	Week 29 Forecast 10/4/2019	Week 30 Forecast 10/11/2019	Week 31 Forecast 10/18/2019	Week 32 Forecast 10/25/2019	Week 33 Forecast 11/1/2019	Week 34 Forecast 11/8/2019	Week 35 Forecast 11/15/2019	26 Weeks Total
Operating Receipts														
O&G	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 152
Air Medical	-	-	-	-	-	-	-	-	-	-	-	-	-	287
HNZ IC	-	-	-	-	-	-	-	-	-	-	-	-	-	(0)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 439
Operating Disbursements														
Payroll - O&G	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Payroll - Air Medical	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payroll - Corporate	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payroll Taxes and Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	(211)
Severence	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Maintenance / Supplies	-	-	-	-	-	-	-	-	-	-	-	-	-	(493)
Aircraft Leases	-	-	-	-	-	-	-	-	-	-	-	-	-	(160)
Fuel	38	38	38	-	-	-	-	-	-	-	-	-	-	(0)
Tax	-	-	-	-	-	-	-	-	-	-	-	-	-	(0)
Ordinary Course Prof. Fees	-	-	-	104	104	104	-	-	-	-	-	-	-	0
Travel & Entertainment	-	-	-	-	-	-	-	-	-	-	-	-	-	0
Insurance	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Information Technology	-	-	-	-	-	-	-	-	-	-	-	-	-	0
Facilities Rent	-	-	-	-	-	-	-	-	-	-	-	-	-	0
Logistics	-	-	-	-	-	-	-	-	-	-	-	-	-	(7)
Utilities	-	-	-	-	-	-	-	-	-	-	-	-	-	(15)
IC Funding	-	-	-	-	-	-	-	-	-	-	-	-	-	(161)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	0
Total	$ 38	$ 38	$ 38	$ 104	$ 104	$ 104	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (1,046)
Operating Cash Flow	$ (38)	$ (38)	$ (38)	$ (104)	$ (104)	$ (104)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,485
Non-Bankruptcy Related														
Interest Payments	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Bankruptcy Related														
Professional Fees	$ 3,700	$ -	$ (1,770)	$ (1,930)	$ 3,700	$ -	$ (3,700)	$ 1,710	$ (1,710)	$ 3,700	$ -	$ (1,990)	$ (23,458)	$ (21,885)
Critical Vendors	-	-	-	-	-	-	-	-	-	-	-	-	-	33
Other Prepetition AP Payments	-	-	-	-	-	-	-	-	-	-	-	-	-	(40)
Utility Deposits	-	-	-	-	-	-	-	-	-	-	-	-	-	-
U.S. Trustee Fees	-	-	-	-	-	-	-	750	(750)	-	-	-	-	87
KEIP / KERP	-	-	-	-	-	-	-	-	-	-	-	-	(8,049)	(8,049)
Exit Costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total	$ 3,700	$ -	$ (1,770)	$ (1,930)	$ 3,700	$ -	$ (3,700)	$ 2,460	$ (2,460)	$ 3,700	$ -	$ (1,990)	$ (31,507)	$ (29,855)
Net Cash Flow	$ (3,738)	$ (38)	$ 1,732	$ 1,826	$ (3,804)	$ (104)	$ 3,700	$ (2,460)	$ 2,460	$ (3,700)	$ -	$ 1,990	$ 31,507	$ 31,339
Beginning Cash Collateral	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ -
Plus: Operating Receipts	-	-	-	-	-	-	-	-	-	-	-	-	-	10,170
Less: Release of Cash Collateral	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Cash Collateral	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170	$ 10,170
Beginning Book Cash (ex. cash collateral)	$ (4,053)	$ (7,791)	$ (7,829)	$ (6,097)	$ (4,272)	$ (8,076)	$ (8,180)	$ (4,480)	$ (6,940)	$ (4,480)	$ (8,180)	$ (8,180)	$ (6,190)	$ -
Plus: Net Cash Flow	(3,738)	(38)	1,732	1,826	(3,804)	(104)	3,700	(2,460)	2,460	(3,700)	-	1,990	31,507	25,317
Plus: Release of Cash Collateral	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Book Cash (ex. cash collateral)	(7,791)	(7,829)	(6,097)	(4,272)	(8,076)	(8,180)	(4,480)	(6,940)	(4,480)	(8,180)	(8,180)	(6,190)	25,317	25,317
Plus: Checks Outstanding	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Ending Bank Cash (ex. cash collateral)	(7,791)	(7,829)	(6,097)	(4,272)	(8,076)	(8,180)	(4,480)	(6,940)	(4,480)	(8,180)	(8,180)	(6,190)	25,317	25,317
Plus: Non-Debtor Cash	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)	(3,210)
Plus: Cash Collateral	6,022	6,022	6,022	6,022	6,022	6,022	6,022	6,022	6,022	6,022	6,022	6,022	6,022	6,022
Plus: Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Consolidated Ending Bank Cash	$ (4,979)	$ (5,017)	$ (3,285)	$ (1,460)	$ (5,264)	$ (5,368)	$ (1,668)	$ (4,128)	$ (1,668)	$ (5,368)	$ (5,368)	$ (3,378)	$ 28,129	$ 28,129

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Page 11

Non-Debtor Funding

DRAFT - Attorney Work Product - Subject to FRE 408

PHI - Non-Debtor Funding Forecast

(USD in 000's)	Week 11 Forecast 5/31/2019	Week 12 Forecast 6/7/2019	Week 13 Forecast 6/14/2019	Week 14 Forecast 6/21/2019	Week 15 Forecast 6/28/2019	Week 16 Forecast 7/5/2019	Week 17 Forecast 7/12/2019	Week 18 Forecast 7/19/2019	Week 19 Forecast 7/26/2019	Week 20 Forecast 8/2/2019	Week 21 Forecast 8/9/2019	Week 22 Forecast 8/16/2019	Week 23 Forecast 8/23/2019
NON-DEBTOR FUNDING FORECAST													
Customer Forecast													
Cash Receipts to Debtor Entity (PHI, Inc.)	$ -	$ -	$ 917	$ -	$ -	$ -	$ -	$ 979	$ -	$ -	$ -	$ 991	$ -
Funding to Non-Debtor Entities (Customer)	186	186	186	186	186	186	186	186	186	156	156	156	156
Net Cash Flow to Debtor Entity (PHI, Inc.)	**$ (186)**	**$ (186)**	**$ 731**	**$ (186)**	**$ (186)**	**$ (186)**	**$ (186)**	**$ 792**	**$ (186)**	**$ (156)**	**$ (156)**	**$ 835**	**$ (156)**
Cyprus Forecast													
Funding to Non-Debtor Entity (Cyprus)	$ -	$ -	$ -	$ -	$ -	$ 44	$ -	$ -	$ -	$ 46	$ -	$ -	$ -
Total Funding to Non-Debtor Entities	**$ 186**	**$ 186**	**$ 186**	**$ 186**	**$ 186**	**$ 230**	**$ 186**	**$ 186**	**$ 186**	**$ 202**	**$ 156**	**$ 156**	**$ 156**

Note: Customer and Cyprus are the only non-debtor entities forecasted to received funding from debtor entities over the 26 week forecast period. Other non-debtor entities are not forecasted to received funding from debtor entities over the 26 week forecast period.

BUDGET TO ACTUAL ANALYSIS

ONE WEEK VARIANCE
1 Week Ended 05/24/19

	Actual	Forecast	Variance (F/U) $	Variance (F/U) %	Notes
Customer					
Cash Receipts to Debtor Entity (PHI, Inc.)	$ -	$ -	$ -	n.a.	
Funding to Non-Debtor Entities (Customer)	-	161	161	100.0%	Timing
Net Cash Flow to Debtor Entity (PHI, Inc.)	**$ -**	**$ (161)**	**$ 161**	**n.m.**	
Cyprus					
Funding to Non-Debtor Entity (Cyprus)	$ 45	$ -	$ (45)	n.a.	Timing
Total Funding to Non-Debtor Entities	**$ 45**	**$ 161**	**$ 116**	**72.3%**	

CUMULATIVE VARIANCE
10 weeks through 05/24/19

	Actual	Forecast	Variance (F/U) $	Variance (F/U) %	Notes
Customer					
Cash Receipts to Debtor Entity (PHI, Inc.)	$ 2,085	$ 1,993	$ 92	4.6%	
Funding to Non-Debtor Entities (Customer)	555	2,415	1,860	77.0%	Forecast revised after first week based on BU manager feedback
Net Cash Flow to Debtor Entity (PHI, Inc.)	**$ 1,530**	**$ (422)**	**$ 1,952**	**n.m.**	
Cyprus					
Funding to Non-Debtor Entity (Cyprus)	$ 195	$ 103	$ (91)	(88.0%)	Higher funding due to higher expenses in recent weeks; forecast for remaining period not expected to change
Total Funding to Non-Debtor Entities	**$ 750**	**$ 2,519**	**$ 1,769**	**70.2%**	

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Page 12

Non-Debtor Funding

DRAFT - Attorney Work Product - Subject to FRE 408

PHI - Non-Debtor Funding Forecast

(USD in 000's)	Week 24 Forecast 8/30/2019	Week 25 Forecast 9/6/2019	Week 26 Forecast 9/13/2019	Week 27 Forecast 9/20/2019	Week 28 Forecast 9/27/2019	Week 29 Forecast 10/4/2019	Week 30 Forecast 10/11/2019	Week 31 Forecast 10/18/2019	Week 32 Forecast 10/25/2019	Week 33 Forecast 11/1/2019	Week 34 Forecast 11/8/2019	Week 35 Forecast 11/15/2019	Week 36 Forecast 11/22/2019	26 Weeks Total
NON-DEBTOR FUNDING FORECAST														
Customer Forecast														
Cash Receipts to Debtor Entity (PHI, Inc.)	$ -	$ -	$ 991	$ -	$ -	$ -	$ -	$ 1,028	$ -	$ -	$ -	$ 8,975	$ -	$ 13,881
Funding to Non-Debtor Entities (Customer)	156	150	150	150	150	150	150	150	186	186	186	7,697	186	11,951
Net Cash Flow to Debtor Entity (PHI, Inc.)	**$ (156)**	**$ (150)**	**$ 841**	**$ (150)**	**$ (150)**	**$ (150)**	**$ (150)**	**$ 878**	**$ (186)**	**$ (186)**	**$ (186)**	**$ 1,278**	**$ (186)**	**$ 1,930**
Cyprus Forecast														
Funding to Non-Debtor Entity (Cyprus)	$ -	$ 44	$ -	$ -	$ -	$ 50	$ -	$ -	$ -	$ 50	$ -	$ -	$ -	$ 234
Total Funding to Non-Debtor Entities	**$ 156**	**$ 194**	**$ 150**	**$ 150**	**$ 150**	**$ 200**	**$ 150**	**$ 150**	**$ 186**	**$ 236**	**$ 186**	**$ 7,697**	**$ 186**	**$ 12,185**

Note: Customer and Cyprus are the only non-debtor entities forecasted to received funding from debtor entities over the 26 week forecast period. Other non-debtor entities are not forecasted to received funding from debtor entities over the 26 week forecast period.

Privileged and Confidential

Page 13